Exhibit 99.1

Wesco Aircraft Acquired by Affiliate of Platinum Equity,

Combined with Pattonair at Closing

VALENCIA Calif., January 9, 2020 – Wesco Aircraft Holdings Inc. (NYSE: WAIR), one of the world’s leading distributors and providers of comprehensive supply chain management services to the global aerospace industry, today announced that the expected acquisition of the company by an affiliate of Platinum Equity has been completed in a transaction valued at approximately $1.9 billion. At closing, Wesco Aircraft was combined with Platinum Equity portfolio company Pattonair, a provider of supply chain management services for the aerospace and defense industries based in the United Kingdom.

The combined company, which will be headquartered in Valencia following closing, becomes a $2.4 billion business with a global footprint in 17 countries and more than 4,000 employees. The combined company will serve more than 8,400 customers, including many of the world’s leading aerospace and defense original equipment manufacturers and their subcontractors. The combined company’s comprehensive portfolio of aerospace products will comprise more than 644,000 SKUs that are used in the production of commercial and military aircraft, including airframes, engines, hydraulic units, actuation systems and landing gear.

Todd Renehan, Wesco Aircraft’s Chief Executive Officer since 2017, has been named CEO of the combined company, and Wayne Hollinshead, Pattonair’s Chief Executive Officer since 2011, has been named President.

Mr. Renehan said, “I’m excited about the significant opportunities generated by bringing together Wesco and Pattonair. We have formed a highly diversified provider of end-to-end customizable supply chain solutions with greater scale, product range and purchasing ability. We plan to leverage these strengths, together with our robust value proposition and consistent delivery of service excellence, to be the go-to partner for bringing new products and technologies to the market.”

Mr. Hollinshead said, “I’m thrilled with the benefits this combination brings customers and our employees. We expect that our scale and reach, coupled with sophisticated inventory and supply chain management capabilities, will better position us to benefit from industry growth and drive greater operational efficiency. At the same time, we believe our broad footprint will enable us to align our service model with the needs of global customers, while enhancing their productivity through exceptional delivery performance.”

Louis Samson, Platinum Equity Partner, said, “Wesco’s broad customer base and industry leading capabilities have positioned it well to benefit from long-term trends in the aerospace and defense industry. Bringing Wesco and Pattonair together will create a truly global enterprise, benefiting the combined customer base through increased scale and access to new technologies.”

As of January 9, 2020, Wesco Aircraft is privately held, and shares of Wesco Aircraft Holdings Inc. common stock have ceased trading on the New York Stock Exchange.

Morgan Stanley & Co. LLC and J.P. Morgan Securities LLC served as financial advisors to Wesco Aircraft, and Latham & Watkins LLP provided legal counsel to Wesco Aircraft. Hughes Hubbard & Reed LLP provided M&A legal counsel to Platinum Equity, Willkie Farr & Gallagher LLP provided financing legal counsel to Platinum Equity, and Baker & McKenzie LLP provided corporate and regulatory legal counsel to Platinum Equity.

About Wesco Aircraft

Wesco Aircraft is one of the world’s leading distributors and providers of comprehensive supply chain management services to the global aerospace industry. The company’s services range from traditional distribution to the management of supplier relationships, quality assurance, kitting, just-in-time delivery, chemical management services, third-party logistics or fourth-party logistics and point-of-use inventory management. The company believes it offers one of the world’s broadest portfolios of aerospace products, including C-class hardware, chemicals and electronic components.

About Pattonair

Pattonair is the aerospace and defence industry’s leading global supply chain service provider, boasting a legacy of excellence and innovation in the sector of almost 50 years. Pattonair offers a global service though dedicated facilities in Singapore, China, Poland, Brazil, France, Italy, Canada and five cities in the USA.  It supports blue chip engine and airframe manufacturers and MRO customers with tailored supply chain management solutions providing C-class parts. The company prides itself on its innovative approach to providing outstanding customer service, high quality standards and approval systems.

About Platinum Equity

Founded in 1995 by Tom Gores, Platinum Equity is a global investment firm with approximately $19 billion of assets under management and a portfolio of approximately 40 operating companies that serve customers around the world. The firm is currently investing from Platinum Equity Capital Partners V, a $10 billion global buyout fund, and Platinum Equity Small Cap Fund, a $1.5 billion buyout fund focused on investment opportunities in the lower middle market. Platinum Equity specializes in mergers, acquisitions and operations – a trademarked strategy it calls M&A&O® – acquiring and operating companies in a broad range of business markets, including manufacturing, distribution, transportation and logistics, equipment rental, metals services, media and entertainment, technology, telecommunications and other industries. Over the past 25 years Platinum Equity has completed more than 250 acquisitions.

Forward-Looking Statements

Certain statements contained in this document may be considered forward-looking statements within the meaning of U.S. securities laws, including Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed transaction and the ability to consummate the proposed transaction. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believe,” “could,” “drive,” “expect,” “grow,” “opportunity,” “plan,” “should,” “strategy,” “trend,” “will,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the effect of the acquisition on the ability of the company to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; the effect of the acquisition on the company’s operating results and business generally; the amount of costs, fees and expenses related to the acquisition; the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the acquisition and instituted against the company and others; other factors that could affect the results of the company’s business such as general economic and industry conditions, changes in military spending, a loss of significant customers or a material reduction in purchase orders by significant customers, suppliers’ ability to provide products in a timely manner, in adequate qualities and at a reasonable cost, and the company’s ability to maintain effective information technology and warehouse management systems.

The foregoing review of important factors that could cause actual results to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended September 30, 2019 and recent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, which are available on the SEC’s website at www.sec.gov. Except as required by applicable law, the company undertakes no obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

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Contact Information

Wesco Aircraft

Jeff Misakian

Vice President, Investor Relations

661-362-6847

Jeff.Misakian@wescoair.com

Platinum Equity

Dan Whelan

Principal

310-282-9202

Dwhelan@platinumequity.com

Pattonair

Denise Johnson

Head of Global Marketing

+44 (0) 7734 537 610

djohnson1@pattonair.com

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